Exhibit 99.1

Sept. 15, 2006	MEDIA CONTACT:	Elizabeth Bennett
	Phone:	704/382-7844
	24-Hour:	704/382-8333

	ANALYST CONTACT:	Julie Dill
	Phone:	980/373-4332

Duke Energy Announces Organizational Structure
And Executive Leadership for Stand-Alone Electric Company

CHARLOTTE, N.C. — In anticipation of the separation of its gas and electric operations into two stand-alone companies, Duke Energy today named the future executive leadership team for its electric business and outlined a more centralized organizational structure.

James E. Rogers, president and chief executive officer (CEO) of Duke Energy, said the pending separation creates an opportunity to consolidate and simplify the electric company’s organization.

“With the plan in place to spin the gas businesses into their own company, we have the opportunity to re-invent how we run Duke Energy,” Rogers said. “Our current infrastructure was built for a different time in the company’s history, when we operated many diverse businesses.  After the separation, our major focus will be on our electric businesses, which include both regulated and non-regulated assets.”

Rogers said that the spin of the gas businesses will enable the consolidation of a number of corporate and support functions, such as finance, legal and human resources that have been duplicated in the corporate organization and each business unit.

“Our new organization will reduce bureaucracy, shorten decision times and improve efficiency — all of which will help us keep customer prices as low as possible,” Rogers said.

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“I’m excited about the strength of the leadership team being announced today.  They have the experience, vision and commitment to make Duke Energy the industry leader,” he said.

The transition to the new organization will begin immediately.  At the time of the separation, targeted for Jan. 1, 2007, Rogers is expected to become Duke Energy chairman of the board in addition to president and CEO.

Rogers’ Direct Reports

As previously announced, David L. Hauser, will continue in his role as group executive and chief financial officer (CFO).

Other senior leaders reporting directly to Rogers will be:

Henry B. (Brew) Barron, Jr., currently group vice president, nuclear generation and chief nuclear officer, will become group executive and chief nuclear officer.  This reflects the elevation of the position as a direct report to the CEO.

Marc E. Manly, currently group executive and chief legal officer, will continue in that role, which will include the legal department, internal audit, ethics and compliance and the corporate secretary.

William R. (Bill) McCollum, Jr., currently group vice president, regulated fossil/hydro generation, will become group executive and chief regulated generation officer. This area will include regulated fossil and hydro-electric generation, portfolio optimization, engineering, construction and project management as well as procurement.

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Thomas C. O’Connor, currently group executive and chief operating officer, U.S. Franchised Electric and Gas, will become group executive and president —Commercial Businesses. That area will include Duke Energy International, Duke Energy Generation Services, all U.S. unregulated generation, commercial asset management, the company’s communications businesses, Duke’s equity interest in Crescent Resources, and all corporate development and merger and acquisition activities.

Christopher C. Rolfe, currently group executive and chief human resources officer, will become group executive and chief administrative officer.  This area will include human resources, information technology, operations services and other administrative activities.

Robert S. (Sean) Trauschke, currently vice president risk management, chief risk officer and chief credit officer, will become vice president, investor relations.  This role will have dual reporting lines to the CEO and the CFO.

B. Keith Trent, currently group executive and chief development officer, will become group executive and chief strategy and policy officer. This will include strategy, federal policy and government affairs, energy efficiency and technology initiatives, environmental health and safety policy, corporate communications and sustainability and community affairs.  Trent will also continue to manage the separation of the gas and electric businesses as well as discontinued operations.

James L. Turner, currently group executive and chief commercial officer, U.S. Franchised Electric and Gas, will become group executive and president — U.S. Franchised Electric and Gas. This will include the company’s regulated utility entities, electric transmission and distribution, customer service, rates and regulatory, and Ohio and Kentucky gas operations.

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Ruth G. Shaw, currently group executive, public policy and president, Duke Nuclear, announced this week that she will retire in April 2007.  However, she will remain active with the company as executive advisor to Rogers.

Each of the named executives announced the leadership of their organizations as follows:

U.S. Franchised Electric and Gas

James L. Turner, who will be group executive and president of U.S. Franchised Electric and Gas, will have the following direct reports:

Todd W. Arnold — group vice president, customer service

Myron L. Caldwell — vice president, rates and regulatory accounting (with dual reporting to the CFO)

Brett C. Carter — vice president, customer origination and retention

James B. Gainer — vice president, FERC policy

Theopolis Holeman — group vice president, power delivery
Sandra P. Meyer — president, Duke Energy Ohio and Duke Energy Kentucky
Kay E. Pashos — president, Duke Energy Indiana
Ellen T. Ruff — president, Duke Energy Carolinas
Patricia K. Walker — group vice president, Ohio and Kentucky gas operations

Regulated Generation Operations

William R. (Bill) McCollum, Jr., who will serve as group executive and chief regulated generation officer will have the following direct reports:

Gianna M. Manes — vice president, regulated portfolio optimization and fuels

Barry E. Pulskamp — group vice president, regulated fleet operations

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Ronald R. Reising — vice president, supply chain and chief procurement officer

John J. Roebel — group vice president, engineering and technical services

A group vice president, construction and project management will be named later.

Nuclear Operations

Henry B. (Brew) Barron, Jr., who will be group executive and chief nuclear officer, will have the following direct reports:

Bryan J. Dolan — managing director, nuclear projects

Dhiaa M. Jamil — group vice president, nuclear support

Ronald A. Jones — group vice president, nuclear operations

Commercial Businesses

Tom O’Connor, who will serve as group executive and president of Commercial Businesses, will have the following direct reports:

Paul H. Barry — senior vice president and chief development officer

Curtis H. Davis — group vice president, Midwest generation operations

Richard K. McGee — president, Duke Energy International

Wouter T. Van Kempen — president, Duke Energy Generation Services

Charles R. Whitlock — group vice president, commercial asset management

Gregory C. Wolf — vice president, commercial telecom and investment management

A vice president, business development will be named later.

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Finance

David L. Hauser, who will serve as group executive and CFO, will have the following direct reports:

Keith G. Butler — vice president, tax

Myron L. Caldwell — vice president, rates and regulatory accounting (with dual reporting to the president, U.S. Franchised Electric and Gas, as noted above)

Lynn J. Good — treasurer and vice president, financial planning and risk

Robert S. (Sean) Trauschke — vice president, investor relations (with dual reporting to the CEO as noted above)

Sara S. (Sally) Whitney — vice president, financial re-engineering and financial IT

Steven K. Young — controller and vice president

Strategy, Communications and Public Policy

B. Keith Trent, who will serve as group executive and chief strategy and policy officer, will have the following direct reports:

Roberta B. Bowman — vice president, sustainability and community affairs

Douglas F. Esamann —  vice president, strategy

Beverly K. Marshall — vice president, federal policy and government affairs

David W. Mohler — vice president and chief of technology

Cathy S. Roche — vice president and chief communications officer

Theodore E. Schultz — vice president, energy efficiency

John L. Stowell — vice president, environmental health and safety policy

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Administration

Christopher C. Rolfe, who will serve as group executive and chief administrative officer, will have the following direct reports:

Angeline M. Clinton — vice president, administrative services

Karen R. Feld — vice president, corporate human resources

Colon S. McLean — vice president, human resources business support

A.R. Mullinax — vice president and chief information officer

Richard T. “Stick” Williams — vice president, business operations services

Legal

Marc E. Manly, who will serve as group executive and chief legal officer, will have the following direct reports:

Jeffrey G. Browning — vice president, audit services

Julie S. Janson — corporate secretary, vice president and chief ethics and compliance officer

David S. Maltz — vice president legal, securities and financial reporting

Paul R. Newton — vice president legal, U.S. Franchised Electric and Gas

Robert J. Ringel — vice president legal, executive compensation and benefits

Catherine S. Stempien — vice president legal, corporate legal services

Fred W. (Wayne) Wiesen — vice president legal, Commercial Businesses

Two of Rogers’ current direct reports will leave Duke Energy to take leadership roles in the gas company at the time of the separation.  As previously announced, Fred J. Fowler, currently president of Duke Energy Gas, will become president and CEO of the new stand-alone gas company.  Julie A. Dill will become president of Union Gas, the company’s retail gas distribution business in Ontario, Canada.

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Duke Energy is a diversified energy company with a portfolio of natural gas and electric businesses, both regulated and unregulated, and an affiliated real estate company. Duke Energy supplies, delivers and processes energy for customers in the Americas. Headquartered in Charlotte, N.C., Duke Energy is a Fortune 500 company traded on the New York Stock Exchange under the symbol DUK. More information about the company is available on the Internet at: http://www.duke-energy.com.

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